UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

AMERICAN MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52403

(Commission File Number)

20-3373669

(IRS Employer Identification No.)

970 Caughlin Crossing, Suite 100

Reno, Nevada 89519

(888) 505-5808

(Address Of Principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes In Registrant's Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On November 8, 2011, the Board of Directors of American Mining Corporation, a Nevada corporation (the “Company”), dismissed MNP LLP as the Company’s independent registered public accounting firm.

On June 27, 2011, the Company’s former independent accountant, Chang Lee LLP, merged its operations with MNP LLP and the professional staff and partners of Chang Lee LLP joined MNP LLP either as employees or partners of MNP LLP and will continue to practice as members of MNP LLP.

The report of the Company’s former independent accountants, Chang Lee LLP, regarding the Company’s financial statements for the fiscal years ended August 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended August 31, 2010 and 2009 contained an explanatory paragraph that noted there was substantial doubt as to the Company’s ability to continue as a going concern.

During the recent fiscal years ending August 31, 2010 and 2009 and through the date of this Current Report, there have been no (i) disagreements with MNP LLP or the Company’s former independent accountants, Chang Lee LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP LLP or Chang Lee LLP, would have caused either MNP LLP or Chang Lee LLP to make reference to the subject matter of the disagreement(s) in connection with their reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MNP LLP with a copy of the above disclosures and requested that each of them furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of MNP LLP’s letter, received by the Company on November 14, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On November 8, 2011, the Board of Directors of Company approved the engagement of MartinelliMick PLLC as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending August 31, 2010 and 2009, and through the date of this Current Report, the Company has not consulted MartinelliMick PLLC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of MNP LLP, dated November 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MINING CORPORATION

/s/ Thomas Mills

Thomas Mills

President

Date: November 17, 2011